FLORIDA PROGRESS CORPORATION
INVESTOR INFORMATION
ANALYSTS' CONTACTS:
MARK A. MYERS, MANAGER, INVESTOR RELATIONS (813) 866-4245
JOHN A. SERBA, SENIOR INVESTOR COMMUNICATIONS ANALYST (813) 866-4247

April 18, 1996

Florida Progress Corporation reports increase in first-quarter earnings


Florida Progress Corporation, parent of St. Petersburg-based Florida Power Corporation, today reported consolidated first-quarter earnings of $48.3 million, or 50 cents a share, compared with $46.6 million, or 49 cents a share, for the prior-year quarter. Revenues were $739.5 million, compared with $703.2 million for the 1995 first quarter.

Significant items influencing the 1996 first-quarter results:

     -   Retail customer growth of about 2 percent.

     -   Increase in sales to commercial, industrial and wholesale customers.

     -   Continuing cost-control efforts at Florida Power.

     - Improved performance from Electric Fuels Corporation, the energy and transportation subsidiary of Florida Progress' diversified operations.

Florida Power, the largest subsidiary of Florida Progress, earned $42.9 million, or 44 cents per share, on revenues of $547.3 million, compared with earnings of $40.8 million, or 43 cents per share, on revenues of $515.9 million in the first quarter of 1995.

Contributing to Florida Power's improved financial performance were an increase in sales to commercial, industrial and wholesale customers, retail customer growth of about 2 percent, higher average customer usage and continuing cost-control efforts. Sales to industrial customers increased more than 16 percent as a result of higher energy usage by phosphate companies. Florida Power's customer growth rate continues to be nearly twice the industry average.


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Florida Progress Corporation
Investor Information - Florida Progress reports first-quarter earnings


During the first quarter of 1996, customers experienced much colder weather conditions than during the same period last year. Extreme weather conditions would normally boost earnings from higher residential customer usage.

However, Florida Power is in the second year of a three-year test of a revenue decoupling plan for residential sales ordered by the Florida Public Service Commission. The plan separates, or decouples, revenues from residential energy sales. Decoupling is designed to reconcile the revenues to an authorized target level. Earnings are not impacted by weather-related fluctuations in energy usage by residential customers. For the first quarter of 1996, the decoupling mechanism reduced billed residential revenues by $14.3 million.

Electric Fuels' earnings for the first quarter increased to $6.8 million, compared with $6.1 million a year ago. The earnings growth is attributed to improved results at both the subsidiary's marine operations and rail services operations. Progress Rail Services Corporation has locations in 13 states and, as a result of a number of key acquisitions in the last few years, is the largest integrated processor and supplier of railroad materials in the United States.

Florida Progress (NYSE:FPC) is a Fortune 500 diversified utility holding company with assets of $5.8 billion. Its principal subsidiary is Florida Power, the state's second-largest electric utility with about 1.3 million customers. Diversified operations include coal mining, marine operations, rail services, life insurance, real estate, and lending and leasing.

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FLORIDA PROGRESS CORPORATION
CONSOLIDATED STATEMENTS OF INCOME                                         Page 3

(UNAUDITED)                            (In millions, except per share amounts)

                                       Three Months Ended   Twelve Months Ended
                                             March 31             March 31
                                          1996     1995        1996      1995
                                        -------  -------     --------  --------
REVENUES:
 Electric utility                        $547.3   $515.9     $2,303.1  $2,112.9
 Diversified                              192.2    187.3        788.8     722.6
                                        -------  -------     --------  --------
                                          739.5    703.2      3,091.9   2,835.5
EXPENSES:                               -------  -------     --------  --------
 Electric utility:
  Fuel used in generation                 114.5     78.6        469.6     419.8
  Purchased power                         122.9    103.3        460.3     341.6
  Deferred fuel                           (28.5)     7.4        (37.6)     (9.3)
  Other operation                          88.2     87.4        359.5     368.1
                                        -------  -------     --------  --------
  Operation                               297.1    276.7      1,251.8   1,120.2
  Maintenance                              30.8     33.0        111.9     125.7
  Depreciation                             77.6     70.7        300.6     267.7
  Taxes other than income taxes            47.2     42.9        180.5     165.5
                                        -------  -------     --------  --------
                                          452.7    423.3      1,844.8   1,679.1
                                        -------  -------     --------  --------
Diversified:
  Cost of sales                           159.0    152.9        648.4     594.8
  Other                                    16.3     16.7         73.9      66.6
                                        -------  -------     --------  --------
                                          175.3    169.6        722.3     661.4
INCOME FROM OPERATIONS                    111.5    110.3        524.8     495.0
                                        -------  -------     --------  --------
INTEREST EXPENSE AND OTHER:
 Interest expense                          35.2     36.6        140.6     145.2
 Allowance for funds used
   during construction                     (1.7)    (2.2)        (6.8)    (10.5)
 Preferred dividend requirements
   of Florida Power                         2.3      2.5          9.5      10.1
 Other expense, net                         0.5      0.8          3.6      10.5
                                        -------  -------     --------  --------
                                           36.3     37.7        146.9     155.3
                                        -------  -------     --------  --------
INCOME BEFORE INCOME TAXES                 75.2     72.6        377.9     339.7
 Income taxes                              26.9     26.0        137.3     117.6
                                        -------  -------     --------  --------
NET INCOME                              $  48.3  $  46.6     $  240.6  $  222.1
                                        =======  =======     ========  ========
AVERAGE SHARES OF COMMON
  STOCK OUTSTANDING                        96.5     95.3         96.1      94.3
                                        =======  =======     ========  ========

EARNINGS PER AVERAGE COMMON SHARE         $0.50    $0.49        $2.51     $2.35
                                        =======  =======     ========  ========
Regarding these financial statements:
These are interim statements. Reference should be made to Florida Progress Corporation's 1995 Annual Report to shareholders and Form 10-K for the year ended December 31, 1995 and all subsequent reports filed with the Securities and Exchange Commission. Neither this report nor any statement contained herein is intended to constitute an offer of or solicitation of an offer to buy any securities or is furnished for the purpose of promoting or influencing the sale or purchase of securities.


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FLORIDA PROGRESS CORPORATION
CONSOLIDATED BALANCE SHEETS                                               Page 4

(UNAUDITED)                                                   (In millions)
                                                                 March 31
                                                         ----------------------
                                                           1996          1995
ASSETS                                                   --------      --------
PROPERTY, PLANT AND EQUIPMENT:
 Electric utility plant in service and held
   for future use                                        $5,885.6      $5,690.7
 Less - Accumulated depreciation                          2,238.8       2,042.4
        Accumulated decommissioning for nuclear plant       172.3         141.3
        Accumulated dismantlement for fossil plants         108.3          91.9
                                                         --------      --------
                                                          3,366.2       3,415.1
 Construction work in progress                              165.2         190.7
 Nuclear fuel, net of amortization of $350.7
   in 1996 and $329.3 in 1995                                66.3          45.6
                                                         --------      --------
 Net electric utility plant                               3,597.7       3,651.4
 Other property, net of depreciation of $194.2
   in 1996 and $169 in 1995                                 450.4         425.6
                                                         --------      --------
                                                          4,048.1       4,077.0
                                                         --------      --------
CURRENT ASSETS:
 Cash and equivalents                                         6.0          21.9
 Accounts receivable, net                                   297.4         250.5
 Current portion of leases and loans receivable              42.9          15.2
 Inventories, primarily at average cost:
  Fuel                                                       50.5          82.1
  Utility materials and supplies                             98.4         108.9
  Diversified materials                                     126.0          68.7
 Other                                                       65.2          45.9
                                                         --------      --------
                                                            686.4         593.2
                                                         --------      --------
OTHER ASSETS:
 Investments:
  Leases and loans receivable, net                          333.5         426.8
  Marketable securities                                     197.3         149.7
  Nuclear plant decommissioning fund                        176.5         131.7
  Joint ventures and partnerships                            73.5          74.8
 Deferred insurance policy acquisition costs                108.6          97.2
 Other                                                      175.5         156.5
                                                         --------      --------
                                                          1,064.9       1,036.7
                                                         --------      --------
                                                         $5,799.4      $5,706.9
                                                         ========      ========
CAPITAL AND LIABILITIES
CAPITAL:
 Common stock equity                                     $2,084.9      $1,995.9
 Cumulative preferred stock of Florida Power                138.5         143.5
 Long-term debt                                           1,621.3       1,842.2
                                                         --------      --------
                                                          3,844.7       3,981.6
                                                         --------      --------
CURRENT LIABILITIES:
 Accounts payable                                           153.7         146.0
 Customers' deposits                                         87.3          77.3
 Income taxes payable                                        42.7          44.5
 Accrued other taxes                                         36.7          30.0
 Accrued interest                                            47.0          46.8
 Other                                                      102.5          65.0
                                                         --------      --------
                                                            469.9         409.6
 Current portion of long-term debt                          196.1          46.8
                                                         --------      --------
                                                            666.0         456.4
                                                         --------      --------
DEFERRED CREDITS AND OTHER LIABILITIES:
 Deferred income taxes                                      687.5         741.1
 Unamortized investment tax credits                          99.5         107.9
 Insurance policy benefit reserves                          277.8         233.3
 Other postretirement benefit costs                          86.4          72.1
 Other                                                      137.5         114.5
                                                         --------      --------
                                                          1,288.7       1,268.9
                                                         --------      --------
                                                         $5,799.4      $5,706.9
                                                         ========      ========

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FLORIDA PROGRESS CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS                                    Page 5

(UNAUDITED)                                             (In millions)

                                          Three Months Ended Twelve Months Ended
                                               March 31           March 31
                                          ------------------ -----------------
                                            1996     1995      1996     1995
                                           ------   ------    ------   ------
OPERATING ACTIVITIES:
 Net income                                 $48.3    $46.6    $240.6   $222.1
 Adjustments for noncash items:
  Depreciation and amortization              89.5     86.7     361.9    326.9
  Deferred income taxes and
    investment tax credits, net              (9.3)   (13.0)    (76.3)   (27.5)
  Increase in accrued other
    postretirement benefit costs              1.6      4.3      14.3     19.3
  Net change in deferred insurance
    policy acquisition costs                 (2.2)    (5.3)    (11.4)   (12.1)
  Net change in insurance policy
    benefit reserves                         12.8     10.8      44.5     37.0
  Changes in working capital, net
    of effects from acquisition
    or sale of businesses:
      Accounts receivable                    12.0     11.7     (44.0)   (23.5)
      Inventories                             2.3     (7.3)    (20.2)    (7.2)
      Accounts payable                      (14.8)    (1.2)      5.8     32.7
      Income taxes payable                   28.3     32.3      (2.0)     1.6
      Accrued other taxes                    20.8     15.0       6.7      2.9
      Other                                 (19.7)    (3.6)     25.6      5.9
  Other operating activities                 10.9      8.9      12.1      9.4
                                           ------   ------    ------   ------
                                            180.5    185.9     557.6    587.5
                                           ------   ------    ------   ------
INVESTING ACTIVITIES:
 Property additions (including
   allowance for borrowed funds
   used during construction)                (71.6)   (72.7)   (334.3)  (378.2)
 Proceeds from sales of
   properties and businesses                  3.5      3.6      13.7     15.5
 Purchase of leases, loans and securities   (15.3)   (11.0)    (60.5)   (47.4)
 Proceeds from sale or collection of
   leases, loans and securities              10.9     23.6      88.5     94.1
 Acquisition of businesses                     -        -       (9.2)   (17.1)
 Distributions from (investments in)
   joint ventures and partnerships, net        -      (0.8)     (4.0)    (1.9)
 Other investing activities                 (13.3)    (2.7)    (21.6)   (10.6)
                                           ------   ------    ------   ------
                                            (85.8)   (60.0)   (327.4)  (345.6)
                                           ------   ------    ------   ------
FINANCING ACTIVITIES:
 Issuance of long-term debt                    -        -         -       4.4
 Repayment of long-term debt                (11.7)   (10.0)    (57.2)   (82.0)
 Increase (decrease) in commercial
   paper with long-term support             (40.7)   (14.4)    (25.3)    (3.9)
 Redemption of preferred stock                 -        -       (5.0)    (5.0)
 Sale of common stock                         9.3      9.4      38.3    134.2
 Dividends paid on common stock             (49.7)   (48.1)   (195.0)  (189.7)
 Increase (decrease) in short-term debt        -     (55.3)       -     (91.9)
 Other financing activities                  (0.6)      -       (1.9)    (0.9)
                                           ------   ------    ------   ------
                                            (93.4)  (118.4)   (246.1)  (234.8)
                                           ------   ------    ------   ------
NET INCREASE (DECREASE) IN
  CASH AND EQUIVALENTS                        1.3      7.5     (15.9)     7.1
    Beginning cash and equivalents            4.7     14.4      21.9     14.8
                                           ------   ------    ------   ------
ENDING CASH AND EQUIVALENTS                  $6.0    $21.9      $6.0    $21.9
                                           ======   ======    ======   ======


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
Florida Progress Corporation
Selected Financial Information (Unaudited)                                                                               Page 6


                                   Three Months Ended     Percent        Twelve Months Ended      Percent
                                        March 31         Positive              March 31          Positive
                                     1996       1995    (Negative)          1996       1995     (Negative)
                                    ------     ------   ----------         ------     ------    ----------
  Earnings Per Share:
   Florida Power Corporation         $0.44      $0.43       2.3             $2.28      $2.12        7.5
                                    ------     ------                      ------     ------
   Electric Fuels Corporation         0.07       0.06      16.7              0.26       0.27       (3.7)
   Mid-Continent Life Insurance Co.   0.01       0.02     (50.0)             0.05       0.08      (37.5)
   Progress Credit Corporation       (0.01)     (0.01)       -              (0.04)     (0.06)      33.3
   Corporate and other               (0.01)     (0.01)       -              (0.04)     (0.06)      33.3
                                    ------     ------                      ------     ------
   Diversified                        0.06       0.06        -               0.23       0.23         -
                                    ------     ------                      ------     ------
   Consolidated                      $0.50      $0.49       2.0             $2.51      $2.35        6.8
                                    ======     ======                      ======     ======


Avg. shares outstanding (millions)    96.5       95.3       1.3              96.1       94.3        1.9

Dividends per share                 $0.515     $0.505       2.0            $2.030     $2.000        1.5

Book value per share:
  Florida Power Corporation                                                $18.22     $17.55        3.8
  Consolidated                                                             $21.56     $20.89        3.2

                                                                                            March 31               March 31
                                         March 31                                             1996                   1995
                                     1996       1995                                   Amount    Percent      Amount    Percent
                                    ------     ------                                 --------  --------     --------  --------
  Equity investments (percent):                           Capitalization (in millions):
   Florida Power Corporation           84         84        Common stock              $2,084.9     51.6      $1,995.9     49.5
   Electric Fuels Corporation           9          9        Preferred stock              138.5      3.4         143.5      3.6
   Mid-Continent Life Insurance Co.     4          4        Long-term debt             1,621.3     40.1       1,842.2     45.7
   Progress Credit Corporation          3          3        Short-term capital           196.1      4.9          46.8      1.2
                                    ------     ------                                 --------  --------     --------  --------
     Total                            100        100          Total                   $4,040.8    100.0      $4,028.4    100.0
                                    ======     ======                                 ========  ========     ========  ========

Florida Power Corporation
Selected Statistical Data (Unaudited)                                                                 Page 7
(In millions, except billing degree days)

                                   Three Months Ended                     Twelve Months Ended
                                         March 31         Percent               March 31          Percent
                                     1996       1995      Change            1996       1995       Change
                                    ------     ------   ----------        -------    -------    ----------

  Revenues:
      Residential                   $328.5     $283.7       15.8         $1,297.5   $1,158.9        12.0
      Commercial                     115.1      109.4        5.2            521.0      490.8         6.2
      Industrial                      47.8       43.1       10.9            194.0      176.5         9.9
      Other retail sales              27.0       25.3        6.7            118.2      110.2         7.3
                                    ------     ------                     -------    -------
                                     518.4      461.5       12.3          2,130.7    1,936.4        10.0
      Sales for resale                43.0       26.0       65.4            166.6      123.8        34.6
                                    ------     ------                     -------    -------
                                     561.4      487.5       15.2          2,297.3    2,060.2        11.5
      Other electric revenues        (4.6)       25.8         -              21.1      64.1           -
      Deferred fuel                  (9.5)        2.6         -             (15.3)    (11.4)          -
                                    ------     ------                     -------    -------
          Total                     $547.3     $515.9        6.1         $2,303.1   $2,112.9         9.0
                                    ======     ======                     =======    =======

  Kilowatt-hour sales billed:
      Residential                  3,919.5    3,320.4       18.0         15,537.1   13,946.1        11.4
      Commercial                   1,888.9    1,770.2        6.7          8,730.8    8,298.6         5.2
      Industrial                   1,000.9      860.5       16.3          4,004.8    3,609.9        10.9
      Other retail sales             480.8      443.1        8.5          2,122.7    1,997.0         6.3
                                    ------     ------                     -------    -------
                                   7,290.1    6,394.2       14.0         30,395.4   27,851.6         9.1
      Sales for resale               752.6      442.3       70.2          3,213.4    2,266.9        41.8
                                    ------     ------                     -------    -------
         Total electric sales      8,042.7    6,836.5       17.6         33,608.8   30,118.5        11.6
                                   =======    =======                    ========   ========


  System Requirements (KWH)          8,230      7,213       14.1           34,684     31,490        10.1

  Retail KWH Sales
      (Billed & Unbilled)            7,214      6,414       12.5           30,544     27,853         9.7

  Billing Degree Days:
      Cooling                           -          -          -             3,929      3,346        17.4
      Heating                          653        463       41.0              791        525        50.7

  Note:
  Total revenues include billed revenues and unbilled revenues that are accrued for accounting purposes.
  Statistics for total kilowatt-hour sales include only billed kilowatt-hour sales. Beginning in 1995,
  Florida Power was ordered by state regulators to conduct a three-year test for residential revenue decoupling.  Under the plan, abnormal weather variances will no longer impact earnings with respect to residential revenues.
